UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PII	NYSE

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On April 25, 2019, at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Polaris Industries Inc. (the “Company”), the Company’s shareholders approved an amendment and restatement of the Polaris Industries Inc. 2007 Omnibus Incentive Plan (the “Plan”).  The following are the principal changes made pursuant to the amendment and restatement:

  Increased the aggregate number of shares that may be issued under the Plan by 3,325,000 shares, from a total of 21,000,000 shares to 24,325,000 shares.
  Added requirement that dividends or dividend equivalents payable on all restricted stock and restricted stock unit awards under the Plan be subject to the same restrictions as the underlying shares or units.
  Deleted provisions intended to comply with, or otherwise relating to, the old Internal Revenue Code Section 162(m) exemption relating to performance-based compensation.
  Added flexibility for awards to nonemployee directors.

The amendment and restatement of the Plan also included other administrative or clarifying changes.

This summary of the changes resulting from the amendment and restatement of the Plan is qualified in its entirety by reference to the full text of the Plan, as amended and restated, and is incorporated herein by reference to the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 11, 2019 (the “Proxy Statement”). A more detailed summary of the Plan can be found in the Company’s Proxy Statement beginning on page 46.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 25, 2019. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company’s Proxy Statement. Of the 61,031,467 shares of common stock outstanding on the record date of March 1, 2019, 56,281,720 shares were voted at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

1.  The following nominees were elected as Class I members of the Board of Directors of the Company for three-year terms ending in 2022:

Name	For	Against	Abstain	Broker Non-Votes
Bernd F. Kessler	45,274,299	1,018,039	409,735	9,579,647
Lawrence D. Kingsley	45,982,180	340,699	379,194	9,579,647
Gwynne E. Shotwell	45,661,990	636,456	403,627	9,579,647
Scott W. Wine	44,637,844	1,663,802	400,427	9,579,647

The terms of the following directors continued after the Annual Meeting:  George W. Bilicic, Annette K. Clayton, Kevin M. Farr, Gary E. Hendrickson, Gwenne A. Henricks, and John P. Wiehoff.

2.  The Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 25, 2019) was approved:

For	Against	Abstain	Broker Non-Votes
39,475,586	6,729,885	496,602	9,579,647

3.  The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019 was ratified:

For	Against	Abstain
55,401,174	490,463	390,083

4.  The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
40,241,154	5,905,562	555,357	9,579,647
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1

Polaris Industries Inc. 2007 Omnibus Incentive Plan (As Amended and Restated April 25, 2019), incorporated by reference to Annex A to the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders filed March 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 1, 2019

POLARIS INDUSTRIES INC.

/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Senior Vice President – General Counsel, Secretary and Chief Compliance Offier

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